Risk management	12 Months Ended
Dec. 31, 2023
Risk management
Risk management

29.Risk management

29.1Exchange rate risk

The Ecopetrol Business Group operates mainly in Colombia and makes sales in the local and international markets, for that reason, it is exposed to exchange rate risk.

As of December 31, 2023, the Colombian peso appreciated 20.54%, going from a closing rate as of December 31, 2022, of COP$4,810.20 to COP$3,822.05 pesos per dollar.

When the Colombian peso depreciates, export earnings, when converted to pesos, increase, and imports and external debt service become more expensive.

The balance of financial assets and liabilities denominated in foreign currency for the years ended December 31, is presented in the following table:

(in USD$Million)	2023	2022
Cash and cash equivalents	554	615
Other financial assets	1,188	955
Trade receivables and payables, net	(973)	(392)
Loans and borrowings	(18,470)	(16,113)
Other assets and liabilities, net	268	202
Net liability position	(17,433)	(14,733)

Of the total net position, USD$(16,553) million correspond to net liabilities of companies with Colombian peso functional currency, of which USD$(16,535) correspond to loans used as hedging instruments whose valuation is recognized in other comprehensive income, the exchange difference valuation of the remaining net assets for USD$18 million affects the statement of profit and loss. Likewise, USD$(880) million of the net position correspond to monetary assets and liabilities of Business Group companies with a functional currency other than the Colombian peso, whose valuation is recognized in the profit or loss statement.

29.2	Sensitivity analysis for exchange rate risk

The following is the effect of a change of 1% and 5% in the exchange rate of the Colombian peso as compared with the U.S. dollar, on the balance of financial assets and liabilities denominated in foreign currency as of December 31, 2023:

Scenario / Variation in	Effect on income	Effect in other
the exchange rates	before taxes +/–	comprehensive income +/–
1%	34,326	631,972
5%	171,630	3,159,860

29.3Cash flow hedge for future exports

To express in the consolidated financial statements, the effect of the existing natural hedge between exports and indebtedness, understanding that the exchange rate risk materializes when exports are made, On September 30, 2015, the Board of Directors made the first designation of Ecopetrol’s debt as a hedging instrument for its future income from crude oil exports.

The following is the movement of this non-derivative hedging instrument:

(US$Million)	2023	2022
Hedging instrument at the beginning of the period	5,572	4,972
Reassignment of hedging instruments	970	1,879
Realization of exports	(970)	(1,879)
Designation of new coverage	693	600
Hedging instrument at the end of the period	6,265	5,572

The following is the movement in other comprehensive income for the years ended December 31, 2023, 2022 and 2021:

	2023	2022	2021
Opening balance	(2,473,999)	(945,250)	(136,473)
Exchange difference	5,194,529	(4,317,263)	(1,533,743)
Reclassification to profit or loss (Note 24)	479,779	1,143,287	249,978
Ineffectiveness	25,454	6,625	24,496
Deferred income tax (Note 10)	(2,624,019)	1,638,602	450,492
Closing balance	601,744	(2,473,999)	(945,250)

The expected reclassification of the cumulative exchange difference from other comprehensive income to the profit or loss is as follows:

Year	Before taxes	Taxes	After taxes
2024	(259,133)	115,993	(143,140)
2025	(260,645)	114,704	(145,941)
2026	(253,536)	111,575	(141,961)
2027	(79,228)	34,866	(44,362)
2028	(78,661)	34,617	(44,044)
2029	(77,785)	34,231	(43,554)
2030	(36,975)	16,272	(20,703)
2031	(16,545)	7,281	(9,264)
2032	(14,746)	6,489	(8,257)
2033	(926)	408	(518)
	(1,078,180)	476,436	(601,744)

29.4Hedge of a net investment in a foreign operation

The Board of Directors approved the application of net investment hedge accounting from June 8, 2016. The measure is intended to reduce the volatility of non–operating income due to exchange rate variations. The net investment hedge will be applied on a portion of the Ecopetrol Business Group’s investments in foreign operations, in this case on investments in subsidiaries which have the U.S. dollar as their functional currency, using a portion of the Ecopetrol Business Group’s U.S. dollar denominated debt as the hedging instrument.

As of December 31, 2023, the total hedged balance is USD$10,270 million; which includes: i) Ecopetrol S.A. USD$9,942 million and ii) ISA Colombia for USD$328 million in net investment coverage on investments in the companies ISA REP, ISA Perú, Consorcio Transmantaro and Proyectos de Infraestructura del Perú.

The following is the movement in other comprehensive income attributable to owners of parent:

	2023	2022	2021
Opening balance	9,354,071	4,366,336	1,494,926
Exchange difference	(8,973,471)	7,526,124	4,579,758
Deferred income tax (Note 10)	2,760,084	(2,538,389)	(1,708,348)
Closing balance	3,140,684	9,354,071	4,366,336

29.5Hedging with financial derivatives to mitigate exchange rate and interest rate risk

The ISA Group and Oleoducto Central S.A. have hedges with derivative financial instruments – CCS (Cross Currency Swaps), IRS (Interest Rate Swap), and non-delivery forward to hedge exchange rates. These hedges are recognized as cash flow hedges.

Company	Derivative instrument	2023	2022
Intervial Chile (1)	Cross currency swap	44,134	77,229
Red de Energía del Perú	Cross currency swap	—	48,195
Oleoducto Central S.A.	Non-delivery forward	223,091	(137,242)
(1)

In 2021, a UF currency hedging operation was subscribed as a debt strategy in Chilean pesos (CLP). The subsidiary has a cross currency swap as a hedging instrument, the objective of which is to reduce the exposure to the variation of future cash flows, due to the variation in the exchange rate that affects the bond held by the entity in dollars and the variation of UF. for future flows, coming from toll collections.

29.6Commodity price risk

The price risk of raw materials is associated with Ecopetrol Business Group’s operations, both exports and imports of crude oil, natural gas, and refined products. To mitigate this risk, the Group has implemented hedges to partially protect the results from price fluctuations, considering that part of the financial exposure under contracts for the purchase of crude oil and refined products depends on the international oil prices.

The risk of such exposure is partially hedged in a natural way, as an integrated Business Group (with operations in the exploration and production, transportation and logistics and refining segments) and carries out both crude exports at international market prices and sales of refined products at prices correlated with international prices.

Ecopetrol Business Group has a policy for the execution of (strategic and tactical) hedges and implemented processes, procedures, and controls for their management:

●	The main purpose of the strategic hedging program is to protect the separate and consolidated financial statements against the volatility of market variables in each period, protect income and thus cash flow. During 2023, a hedging plan was executed to protect the box against low price scenarios below the budget base price, in this sense, put options were purchased. As of December 31, 2023, there was no balance of these financial instruments on the balance sheet.
●	On the other hand, tactical hedges allow capturing value in trading operations and Asset Backed Trading (ABT), mitigating the market risk of specific operations. In the trading activity, the commitments in spot and forward physical contracts imply an exposure to commodity price risk, particularly the risk associated with the volatility of the price of crude oil and refined products. Although said exposure is part of the natural risk of the production, refining and marketing activity carried out by the Business group, sometimes marketing, to maximize value capture, can concentrate risk exposure in terms of term and/or or indicator that differs from the Company’s natural price risk profile.
29.7	Credit risk

Credit risk is the risk that the Ecopetrol Business Group may suffer financial losses because of default of: (a) payments by its clients for the sale of crude oil, gas, products, or services; (b) financial institutions in which it keeps investments, or (c) by counterparties with which it has contracted financial instruments.

Credit risk related to customers

In the selling process of crude oil, gas, refined products and petrochemicals, transport services, energy transmission, roads and telecommunications, the Ecopetrol Business Group may be exposed to credit risk if customers fail to fulfill their payment obligations. The Ecopetrol Business Group’s risk management strategy has designed mechanisms and procedures that aim to minimize such events, thus safeguarding the Ecopetrol Business Group’s cash flow.

The Ecopetrol Business Group performs a continuous analysis of the financial strength of its counterparties, by classifying them according to their risk level and financial guarantees in the event of a default of payments. Similarly, the Ecopetrol Business Group continuously monitors national and international market conditions for early alerts of major changes that may have an impact on the timely payment of obligations from customers.

For the receivables that are considered exposed to credit risk, Ecopetrol Business Group make individual analysis of each customer’s situation to determine the value of impairment to recognize in financial statements. The Ecopetrol Business Group performs administrative and legal actions required to recover amounts past due and charges interest from customers that fail to comply with payment policies.

An aging analysis of the accounts receivable portfolio in arrears, but not impaired, as of December 31, 2023, and 2022 is as follows:

	2023	2022
Less than 3 months overdue	119,608	171,896
Between 3 and 6 months overdue	56,615	67,985
More than 6 months overdue	181,012	456,046
	357,235	695,927

Credit risk in financial assets

Following the promulgation of Decree 1525 of 2008, which provides general rules on investments for public entities, Ecopetrol’s management established guidelines for its investment portfolios. These guidelines determine that investments in Ecopetrol’s U.S. dollar portfolios are generally limited to investments of cash excess in fixed–income securities issued by entities rated A or higher in the long term and A1/P1/F1 or higher in the short term (international scale) by Standard & Poor’s Ratings Services, Moody’s Investors Service or Fitch Ratings.

In addition, Ecopetrol Business Group may also invest in securities issued or guaranteed by the United States of America or Colombia governments, without regard to the ratings assigned to such securities. In Ecopetrol’s Colombian Peso portfolio, it must invest the cash excess in fixed–income securities of issuers rated AAA in the long term, and F1+/BRC1+ in the short term (local scale) by Fitch Ratings Colombia or BRC Standard & Poor’s. Likewise, the Company may also invest in securities issued or guaranteed by the National Government of Colombia without qualification restrictions.

To diversify the risk in the Colombian Peso portfolio, Ecopetrol Business Group does not invest more than 10% of the cash excess in one specific issuer. In the case of the U.S. dollar portfolio, Ecopetrol Business Group does not invest more than 5% of the cash excess in one specific issuer in the short term (up to one year), or 1% in the long term.

The credit rating of issuers and counterparties in transactions involving financial instruments is disclosed in Note 6 – Cash and cash equivalents, Note 9 – Other financial assets and Note 21.2 – Plan assets.

29.8	Interest rate risk

Interest rate risk arises from Ecopetrol’s exposure to changes in interest rates because the Ecopetrol Business Group has investments in fixed and floating–rate instruments and has issued floating rate debt linked to SOFT, DTF, and CPI interest rates. Thus, interest rate volatility may affect the fair value and cash flows of the Ecopetrol Business Group’s investments and the financial expense of floating rate loans and financing.

As of December 31, 2023, 31.02% (2022, 26.4% and 2021, 25.7%) of the Ecopetrol Business Group’s indebtedness is linked to floating interest rates. As a result, if market interest rates rise, financing expenses will increase, which could have an adverse effect on the results of operations.

Ecopetrol Business Group controls the exposure to interest rate risk by establishing limits to the portfolio duration, Value at Risk – VAR and tracking error.

Autonomous equities linked to Ecopetrol Business Group’s pension obligations are also exposed to changes in interest rate, as they include fixed and floating rate instruments that are recognized according to the mark to market. Colombian regulation for pension funds, as stipulated in the Decree 941 of 2002 and Decree 1861 of 2012, indicates that they must follow the same regime as the regular obligatory pension funds in their moderate portfolio.

The following table provides information about the sensitivity of the Ecopetrol Business Group’s results and other comprehensive income for the next 12 months to variations in interest rate of 100 basis points:

			Effect on Other
	Effect on profit or loss (+/–)		Comprehensive Income (+/–)
	Financial	Financial
	Assets *	Liabilities	Plan Assets
+100 basis points	(57,834)	1,250,938	(479,513)
–100 basis points	57,834	(1,559,533)	491,397

(*)This sensitivity was executed for portfolios of Ecopetrol S.A. and Black Gold Re. These are the most relevant of the Ecopetrol Business Group.

A sensitivity analysis of discount rates on pension plan assets and liabilities is disclosed in Note 21 – Provisions for employees’ benefits.

29.9Liquidity risk

The ability to access credit and capital markets to obtain resources for the investment plan execution for Ecopetrol Business Group may be limited due to adverse changes in market conditions. A global financial crisis could worsen risk perception in emerging markets.

Events that could affect the political and regional environment of Colombia may make it difficult for our subsidiaries to access the capital markets. These conditions, together with potential significant losses in the financial services sector and changes in credit risk assessments, may make it difficult to obtain resources on favorable terms. As a result, the Ecopetrol Business Group may be forced to review the conditions of the investment plan, or access financial markets under unfavorable terms, thereby negatively affecting the Ecopetrol Business Group’s results of operations and financial results.

Liquidity risk is managed in accordance with the Ecopetrol Business Group’s policies aimed at ensuring that enough cash flows to comply with the Ecopetrol Business Group’s financial commitments within the established dates and with no additional costs. The main method for the measurement and monitoring of liquidity is cash flow forecasting.

The following is a summary of the maturity of financial liabilities as of December 31, 2023. The amounts disclosed in the table are the contractual undiscounted cash flows. The payments in foreign currency were restated taking a constant exchange rate of COP$3,822.05 per U.S. dollar:

	Up to 1 year	1–5 years	5–10 years	> 10 years	Total
Loans (payment of principal and interest)	16,114,446	53,349,820	52,849,835	42,033,907	164,348,008
Trade and other payables	18,891,434	30,663	—	—	18,922,097
	35,005,880	53,380,483	52,849,835	42,033,907	183,270,105

29.10Risk and opportunities related to climate

The Business Group advanced in the process of identifying and evaluating physical and transition climate risks, considering short, medium and long-term climate scenarios. Physical and transition risks are often considered opposites. The greatest transition risks are associated with the most aggressive reduction policies, with the objective of reaching zero net emissions, while the physical risks are greater in lax policy scenarios, in which the increase in emissions is expected cause more extreme weather events. As a result, the International Energy Agency (IEA), the Intergovernmental Panel on Climate Change (IPCC), and the Shared Socioeconomic Pathways (SSP) have concocted an array of future climate scenarios incorporating various political decisions and climate outcomes.

Implementing the process of recognizing, assessing, and managing climate-related risks and opportunities, the Business Group provides the following summary:

●

Physical risks: related to the exposure and vulnerability of the Business Group to the impacts of climate change and climate variability in Colombia, which could affect the availability of water and increase the exposure of assets to possible damage and operational disruptions.

o

The Business Group carried out the identification and analysis of seven (7) physical risks related to chronic threats (drought and thermal stress) and acute threats (precipitation, coastal flooding, river flooding, fires and winds) at 95 points associated with the main assets of the Group. The modeling was carried out through Cervest’s EarthScan platform, using the following IPCC scenarios: (i) scenario aligned with the Paris Agreement objective (SSP1- RCP2.6), (ii) peak emissions scenario in 2040 (SSP2- RCP4.5), and (iii) business as usual scenario (SSP5-RCP8.5). EarthScan uses regional climate models with diverse data sets to analyze the physical vulnerability of assets, in relation to the potential impact of climate threats. The probability and severity of climate events are estimated up to 2100.

o

Ecopetrol S.A. also has an analysis of vulnerability for climate variability scenarios associated with the “El Niño” phenomena and its opposite phase “La Niña”. The frequency and intensity of these phenomena have been increasing in Colombia.

●	Transition risk: related to the challenges that the company has identified to move towards a low-carbon, sustainable and competitive operation. The following are the identified risks:
o

Regulatory risk, associated with regulatory changes that may directly affect the Business Group in the short and medium term. Among the regulatory changes, the following can be highlighted: (i) new information requirements for the application or modification of current and future licenses, of which Ecopetrol Business Group could not have the information available, (ii) new regulations for the detection and repair of leaks, flaring, and venting of gas, (iii) disclosure requirements on environmental and social matters by the Financial Superintendence of Colombia, (iv) new requirements for project verification and (v) greater limitations on the use of offsetting to meet decarbonization goals, among others.

o	Legal risk, associated with the negative reactions and lawsuits against the climate action of the company.
o	Risk of assets trapped in the traditional business of hydrocarbon production, transportation, and refining, considering factors such as fuel demand prospects and asset profit horizons.
o

Market risk, related to the change in preferences in the use of low-carbon products in the long term, which implies a risk for Ecopetrol Business Group of not being able to meet market demand and of not advancing effectively in the development of these products and the impact in the costs due to the change in carbon prices.

o

Reputational risk, associated with the impossibility of responding in a timely way to the expectations and demand of investors and other interest groups to establish ambitious objectives regarding climate change, which would affect the image of Ecopetrol Business Group.

o	Technological risk, associated with the negative effects on the profitability of the business if there is no preparation and capacity to adapt to new technologies because of the transition process.

The Group defined a modeling exercise that prioritized market and regulatory risk, for the upstream segment, using the following analysis routes: (i) quantification of the impact on revenues derived from a changing demand for hydrocarbons, (ii) quantification of the impact in costs due to changes in carbon prices, and (iii) quantification of the financial repercussions derived from higher abatement costs associated with limitations on the use of offsets. The model used the International Energy Agency WEO 2023 scenarios: (i) Net Zero Emissions (NZE), (ii) Announced Pledges Scenario (APS), and (iii) Stated Policies Scenario (STEPS). The portfolio’s resilience was evaluated by comparing the net present value of future cash flows from the IEA scenarios with the net present value of Ecopetrol’s base case. In both cases, the hypotheses associated with the analysis routes were applied. The foregoing will be subject to review and assessment to establish the potential impact on the financial and strategic planning of the Group.

The opportunities derive from the analysis of risks associated with the climate, the review of the energy transition scenarios, the implementation of the decarbonization plan and the alignment with the 2040 strategy. Opportunities have been identified related to the diversification of the traditional business, the incorporation into the portfolio of sustainable and low-emission businesses, the diversification in energy power and infrastructure markets, and the strengthening of energy efficiency and renewable energies.

To mitigate the materialization of physical and transition risks, the Business Group has a business risk associated with the management of Climate Change and Water, which included Biodiversity in the recent update of the risk map. The risk incorporates mitigating measures related to the management of greenhouse gas emissions, adaptation to climate variability and change, decarbonization projects, initiatives and technologies and instruments for their financing (internal carbon price, allocation of resources for investment), among others, in addition to key risk indicators associated with the occurrence of extreme climate events, reduction of greenhouse gas emissions and efficiency in water management. This business risk is updated annually, to include new actions that allow the Business Group to adequately manage the risks associated with climate.

29.11Capital management

The main objective of the capital management of the Ecopetrol Business Group is to ensure a financial structure that optimizes the cost of capital, maximizes the rate of return to its shareholders and allows access to financial markets at a competitive cost to cover financial needs.

The following is the leverage ratio as of December 31:

	2023	2022
Loans and borrowings (Note 19)	105,815,527	115,134,839
Cash and cash equivalents (Note 6)	(12,336,115)	(15,401,058)
Other financial assets (Note 9)	(2,232,775)	(2,725,871)
Net financial debt	91,246,637	97,007,910
Equity (Note 23)	100,252,480	113,903,089
Leverage (1)	47.65%	45.99%

(1)Net financial debt / (Net financial debt + Equity)